UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 1, 2006
                        (Date of earliest event reported)


                              Public Storage, Inc.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)

                 1-8389                                    95-3551121
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

701 Western Avenue, Glendale, California                    91201-2349
----------------------------------------       ---------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                   ------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading under Registrant's Employee Benefit Plans

                  On or before December 1, 2006, Public Storage, Inc. notified its directors and executive officers that a blackout period with respect to Public Storage 401 (k) Profit Sharing Plan will be in effect beginning December 18, 2006. The blackout period is expected to end by January 19, 2007. Public Storage provided the notice to its directors and executive officers in accordance with Section 3.06(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

                  A copy of the notice is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

                  The following exhibit relating to Item 5.04 shall be deemed to be furnished and not filed:

                  99.1 Notice of Blackout Period of Directors and Executive Officers of Public Storage, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PUBLIC STORAGE, INC.


Dated: December 4, 2006

                                            By: /s/ Stephanie Heim
                                            ----------------------
                                            Stephanie Heim
                                            Vice President and Corporate Counsel